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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                NOVEMBER 15, 2000



                           PHILLIPS PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



    Delaware                       1-720                       73-0400345
(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


      Phillips Building, Bartlesville, Oklahoma                   74004
      (Address of principal executive offices)                 (Zip Code)


                    Registrant's telephone number, including
                             area code: 918-661-6600


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

    99.1    Press release dated November 9, 2000.


ITEM 9.  REGULATION FD DISCLOSURE.

Pursuant to Regulation FD, Phillips Petroleum Company (Phillips) elects to furnish the press release issued by it in connection with the company's meeting with analysts on November 15, 2000, in New York City. It is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PHILLIPS PETROLEUM COMPANY




November 15, 2000                                  /s/ RAND C. BERNEY
                                               -----------------------------
                                                       Rand C. Berney
                                               Vice President and Controller


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
 99.1        Press release dated November 9, 2000.